February 7, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY TOTAL RETURN TRUST
Dated November 30, 2005

On February 6, 2006, the Board of Trustees of the Morgan Stanley Total Return Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Strategist Fund ("Strategist"), pursuant to which substantially all of the assets of the Fund would be combined with those of Strategist and shareholders of the Fund would become shareholders of Strategist receiving shares of Strategist, equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Strategist that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Strategist will be distributed to shareholders of the Fund during the second quarter of 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

38588SPT-01